UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2020

ChaSerg Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38685	83-0632724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7660 Fay Avenue, Suite H, Unit 339

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CTAC	The NASDAQ Stock Market LLC
Warrants to purchase one share of Class A Common Stock	CTACW	The NASDAQ Stock Market LLC
Units, each consisting of each consisting of one share of Class A Common Stock and one-half of one Warrant	CTACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2020, ChaSerg Technology Acquisition Corp. (“ChaSerg”) entered into an amended and restated side letter (“A&R Side Letter”) with each of ChaSerg Technology Sponsor LLC (the “Sponsor”) and Cantor Fitzgerald & Co. (“Cantor”) which amended and restated in its entirety the side letter (the “Original Letter”), dated November 13, 2019, between ChaSerg and Sponsor. The Original Letter was previously disclosed in and filed as an exhibit to ChaSerg’s Current Report on Form 8-K filed on November 13, 2019 with the U.S. Securities and Exchange Commission. Pursuant to the A&R Side Letter and effective upon the closing (the “Closing”) of the proposed the business combination (the “Business Combination”) between ChaSerg and Grid Dynamics, Inc. (“Grid Dynamics”), the Sponsor agreed to refrain from selling, transferring or otherwise disposing of 1,090,000 shares of its common stock in ChaSerg (such portion, the “Sponsor Earnout Shares”), rather than 1,200,000 pursuant to the Original Letter, until certain release events have been realized. Also pursuant to the A&R Side Letter and effective upon the Closing, Cantor agreed to refrain from selling, transferring or otherwise disposing of up to 110,000 shares of its common stock in ChaSerg (such portion, the “Cantor Earnout Shares” and together with the Sponsor Earnout Shares, the “Earnout Shares”) until certain release events have been realized. Under the terms of the A&R Side Letter, each of the Sponsor and Cantor will be able to sell or transfer one-third of its respective Earnout Shares upon ChaSerg’s common stock reaching a price of $12.00 per share, an additional one-third of its respective Earnout Shares upon the stock price reaching a price of $13.50 per share and the final one-third of its respective Earnout Shares upon the stock price reaching a price of $15.00 per share, in each case where such price targets were achieved for a minimum of 20 days out of a 30-day trading period during the applicable earn out period.

The foregoing description of the A&R Side Letter does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Side Letter, a copy of which is filed hereto as Exhibit 10.1.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, ChaSerg has filed a preliminary proxy statement with the SEC. ChaSerg will mail a definitive proxy statement and other relevant documents to its stockholders. ChaSerg’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about Grid Dynamics, ChaSerg and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of ChaSerg as of a record date to be established for voting on the Business Combination. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ChaSerg Technology Acquisition Corp., 7660 Fay Avenue, Suite H, Unit 339, La Jolla, CA 92037, Attention: Secretary, (619) 736-6855.

Participants in the Solicitation

ChaSerg and its directors and executive officers may be deemed participants in the solicitation of proxies from ChaSerg’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in ChaSerg is contained in ChaSerg’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 20, 2019 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to ChaSerg Technology Acquisition Corp., 7660 Fay Avenue, Suite H, Unit 339, La Jolla, CA 92037, Attention: Secretary, (619) 736-6855. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

Grid Dynamics International, Inc. and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of ChaSerg in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results of ChaSerg and Grid Dynamics to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include, without limitation, statements concerning: ChaSerg’s and Grid Dynamics’s expectations with respect to future performance, market size and anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside ChaSerg’s and Grid Dynamics’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against ChaSerg and Grid Dynamics following the execution of the Merger Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of ChaSerg or other conditions to closing in the Merger Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that Grid Dynamics or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in ChaSerg’s other filings with the SEC.

ChaSerg cautions that the foregoing list of factors is not exclusive. ChaSerg cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ChaSerg does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Further information about factors that could materially affect ChaSerg, including its results of operations and financial condition, is set forth under “Risk Factors” in Part I, Item 1A of ChaSerg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in Part II, Item 1A of ChaSerg’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Side Letter dated January 26, 2020 between Chaserg Technology Acquisition Corp., ChaSerg Technology Sponsor LLC and Cantor Fitzgerald & Co.
104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2020	CHASERG TECHNOLOGY ACQUISITION CORP.

	By:	/s/ Lloyd Carney
Name: Lloyd Carney
Title: Chief Executive Officer

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